UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 9, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Explanatory Note

On June 8, 2020, PG&E Corporation (the “Corporation”) and Pacific Gas and Electric Company (the “Utility”) filed a Current Report on Form 8-K dated June 7, 2020 (the “Original Form 8-K”) reporting, among other things, under Item 1.01 entry into separate agreements (each, a “Consent Agreement”) with investors (each, a “Backstop Party”) holding 89% of the equity backstop commitments to amend the Chapter 11 Plan Backstop Commitment Letters between the Corporation and each such Backstop Party (each, a “Backstop Commitment Letter”) and provide for certain other arrangements, and attaching under Item 9.01 the form of Consent Agreement. This Current Report on Form 8-K/A is being filed for the purpose of amending Item 1.01 of the Original Form 8-K to provide an update on the Consent Agreements and attach to the Form of Consent Agreement previously filed under Item 9.01 a schedule of Backstop Parties with whom the Corporation has entered into Consent Agreements.  This Current Report on Form 8-K/A does not amend or modify the Original Form 8-K in any other respect.

Item 1.01   Material Definitive Agreement.

As of June 9, 2020, the Corporation has entered into Consent Agreements with Backstop Parties holding 100% of the equity backstop commitments.  Attached as Exhibit 10.1 is a schedule dated as of June 9, 2020 setting forth the name of each Backstop Party, their Backstop Commitment Amount (as defined in each Backstop Commitment Letter) and their Forward Contract Purchase Commitment (as defined in the Consent Form).

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1 (1)	Schedule Relating to Form of Consent Form
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

(1) The Form of Consent Form is substantially identical in all material respects to each Consent Form that is otherwise required to be filed as an exhibit, except as to the Backstop Party, the amount of such Backstop Party’s Backstop Commitment Amount (as defined in the Backstop Commitment Letter) and the amount of such Backstop Party’s Forward Contract Purchase Commitment (as defined in the Consent Form). In accordance with instruction no. 2 to Item 601 of Regulation S-K, the registrant has filed the form of such Consent Form, with a schedule dated as of June 9, 2020 identifying the Consent Forms omitted and setting forth the material details in which each Consent Form differs from the form that was filed. The registrant acknowledges that the Securities and Exchange Commission may at any time in its discretion require filing of copies of any agreement so omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Dated: June 10, 2020	By:	/s/ JASON P. WELLS
		Name:	Jason P. Wells
		Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Dated: June 10, 2020	By:	/s/ JANET C. LODUCA
		Name:	Janet C. Loduca
		Title:	Senior Vice President and General Counsel